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                                                                    EXHIBIT 10.6

                            U.S. Gas & Electric, Inc.
                            290 NW 165th Street, PH5
                          N. Miami Beach, Florida 33165

                               September 16, 2004

Victor Ferreira
Big Apple Energy, LLC
36 Cedar Street, Syosset, New York 11791

     Re: Natural Gas Sales Agreement dated as of February 25, 2003, as amended ("Agreement") between Big Apple Energy, LLC ("BAE") and U.S. Gas & Electric, Inc. ("USGE")

Dear Victor:

     We refer to the Agreement. This letter shall confirm the agreement of USGE and BAE, that, effective automatically upon USGE's delivery to BAE payment $233,394.65, on or before October 7, 2004, together with a promissory note in the form attached hereto as Exhibit "A", that:

     1. As of the date of such delivery, the "Obligations" under the Agreement shall be $-0-; and all terms and provisions of the Agreement are ratified and reaffirmed;

     2. USGE agrees to issue to BAE 100,000 shares of its Class A Common Stock, par value $0.0001 per share, upon successful completion of USGE's plan of reorganization currently contemplated by USGE, whether or not the same occurs prior to, on or subsequent to any termination of the Agreement; and

     3. BAE consents to the liens granted to WebBank in the collateral securing the Obligations under the Agreement, and shall execute and deliver to USGE and WebBank a subordination agreement in substantially the form of Exhibit "B" attached hereto, together with such other modifications as WebBank may request.

     4. This letter supersedes the letter executed by the parties on September 15th, rendering it of no force and effect ab initio.

                        [signatures appear on next page]
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Big Apple Gas & Electric, Inc.
September 16, 2004
Page 2


     Please indicate your agreement to and acknowledgment of the foregoing by executing a copy of this letter in the place indicated below and returning same to me.

                                        Sincerely yours,

                                        U.S. GAS & ELECTRIC, INC.


                                        By: /s/ Doug Marcille
                                            ------------------------------------
                                            Doug Marcille, Chairman and CEO

Agreed and Acknowledged:


/s/ Victor Ferreria
-------------------------------------
Victor Ferreira